                                                                    EXHIBIT 10.2

                     SECOND AMENDMENT TO SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "AMENDMENT") dated November 17, 2004, is by and among APPLICA INCORPORATED (the "BORROWER"), a Florida corporation, each of Borrower's subsidiaries identified on the signature pages hereof (each individually a "GUARANTOR" and collectively the "GUARANTORS"; the Guarantors together with the Borrower, individually a "CREDIT PARTY" and collectively the "CREDIT PARTIES"), and BANK OF AMERICA, N.A., in its capacity as collateral and administrative agent (together with its successors in such capacity, "AGENT") for certain financial institutions ("LENDERS") as are parties from time to time to that certain Amended and Restated Credit Agreement dated as of the date hereof, among such Lenders, the Agent, Borrower, Guarantor and Applica Canada Corporation, which amends and restates that certain Credit Agreement dated as of December 28, 2001 among the Agent, the various financial institutions party from time to time thereto as lenders, Borrower, Guarantors, and Applica Canada Corporation (as at any time further amended, the "Credit Agreement"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, the Credit Parties and the Agent are parties to that certain Security Agreement, dated as of December 28, 2001, as amended by that certain Fourth Amendment to Credit Agreement and First Amendment to Security Agreement dated May 28, 2004, (as further amended, modified, supplemented, extended or restated from time to time, the "SECURITY AGREEMENT");

         WHEREAS, in connection with the amendment and restatement of the Credit Agreement, the parties hereto desire to amend certain terms of the Security Agreement as set forth in this Amendment;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Security Agreement is hereby amended by deleting Schedule I,
Schedule II, Schedule III and Schedule IV to the Security Agreement and by substituting in lieu thereof Schedule I, Schedule II, Schedule III and Schedule IV attached hereto.

         2. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (in form and substance reasonably satisfactory to the Agent):

            (a) The Agent shall have received executed counterparts of this Amendment duly executed by the Credit Parties and the Agent;

            (b) The Agent shall have received such additional agreements, certificates or documents as it may reasonably request in connection with this Amendment.

         3. The Credit Parties represent and warrant to the Agent and the Lenders that (i) the representations and warranties of the Credit Parties set out in the Security Agreement, as amended by this Amendment, are true and correct as of the date hereof (except those which expressly relate to an earlier period) and (ii) no event has occurred and is continuing which constitutes a Default or Event of Default.

         4. The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Loan Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Loan Documents.

         5. The Credit Parties hereby represent and warrant to the Agent and the Lenders as follows:

                  (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

         6. Except as modified hereby, all of the terms and provisions of the Security Agreement (including Schedules and Exhibits), and the obligations of the Credit Parties under the Security Agreement, are hereby ratified and confirmed and shall remain in full force and effect.

         7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     "BORROWER"


                                     APPLICA INCORPORATED


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer

                                     "GUARANTORS"


                                     APPLICA CONSUMER PRODUCTS, INC.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     HP DELAWARE, INC.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     HP AMERICAS, INC.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer

                                     HPG LLC


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     HP INTELLECTUAL CORP.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     WD DELAWARE, INC.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     WINDMERE HOLDINGS CORPORATION


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     APPLICA MEXICO HOLDINGS, INC.


                                     By: /s/ ADAM L. KAPLAN
                                         -----------------------------------
                                     Title: Treasurer


                                     "AGENT"

                                     BANK OF AMERICA, N.A., as Agent


                                     By: /s/ DAVID ANDERSON
                                         -----------------------------------
                                     Title: Senior Vice President